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                                                                    EXHIBIT 10.5


                           SECOND AMENDMENT (this "Amendment") dated as of
                  December 17, 2001 in respect of the FIVE-YEAR CREDIT AGREEMENT dated as of June 30, 2000 and amended as of June 29, 2001 (the "Credit Agreement"), among Cox Radio, Inc., the banks party thereto (the "Banks"), JPMorgan Chase Bank, as administrative agent, Citibank, N.A., as documentation agent (the "Documentation Agent") and Bank of America, N.A., as syndications agent (the "Syndications Agent").

         A. The parties hereto have agreed, subject to the terms and conditions hereof, to amend the Credit Agreement as set forth herein on the terms and subject to the conditions provided herein.

         B. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

         SECTION 1. Amendment to Section 8.01. Section 8.01 of the Credit Agreement is hereby amended by deleting the phrase "Closing Date through December 30, 2001" contained in the table in subsection (a) thereof and replacing it with "Closing Date through December 31, 2001"; and by deleting the phrase "December 31, 2001, through December 30, 2002" contained in the table in subsection (a) thereof and replacing it with the phrase "January 1, 2002, through December 30, 2002".

         SECTION 2. Representations and Warranties. The Company hereby represents and warrants to the Administrative Agent and the Banks that:

         (a) This Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligations enforceable in accordance with its terms.

         (b) As of the date hereof, and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing and the representations and warranties contained in the Credit Agreement, as amended by this Amendment, are true and correct in all material respects as if made on the date hereof.

         SECTION 3. Effectiveness. The effectiveness of this Amendment is subject to the satisfaction on the date hereof of the following conditions:


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                                                                              2


         (a) the Administrative Agent shall have received executed counterparts of this Amendment which, when taken together, bear the signatures of the Company and the Majority Banks; and

         (b) the Administrative Agent shall have received all fees and other amounts due and payable to the Administrative Agent and to the Banks on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Company hereunder.

         SECTION 4. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

         SECTION 5. APPLICABLE LAW. This Amendment shall be deemed to be an agreement executed by the Company, the Administrative Agent and the Majority Banks under the laws of the State of New York and of the United States and for all purposes shall be construed in accordance with, and governed by, the laws of said State and of the United States.

         SECTION 6. Credit Agreement. As used in the Credit Agreement and the Exhibits thereto, the terms "Agreement", "herein", "hereinafter", "hereunder", "hereto", and words of similar import shall mean, from and after the date hereof, the Credit Agreement as amended by this Amendment.

         SECTION 7. Expenses. The Company shall pay, in accordance with the provisions of Section 13.01 of the Credit Agreement, all reasonable out-of-pocket expenses incurred by the Administrative Agent and the Banks in connection with the preparation, negotiation, execution, delivery and enforcement of this Amendment, including, but not limited to, the reasonable fees and disbursements of Cravath, Swaine & Moore. The agreement set forth in this Section 7 shall survive the termination of this Amendment.


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.


                                    COX RADIO, INC.,

                                    by /s/  Richard Jacobson
                                      -----------------------------------------
                                      Name: Richard Jacobson
                                      Title: Treasurer


                                    JPMORGAN CHASE BANK,

                                    by /s/  Constance M. Coleman
                                      -----------------------------------------
                                      Name: Constance M. Coleman
                                      Title: Vice President


                                    ABN AMRO BANK N.V.,

                                    by /s/  David Carrington
                                      -----------------------------------------
                                      Name: David Carrington
                                      Title: Group Vice President

                                    by /s/  Craig Shirey
                                      -----------------------------------------
                                      Name: Craig Shirey
                                      Title: Corp. Banking Officer


                                    BANK OF AMERICA, N.A.,

                                    by /s/  Pamela Kurtzman
                                      -----------------------------------------
                                      Name: Pamela Kurtzman
                                      Title: Principal


                                    CITIBANK, NA,

                                    by /s/  Maureen Maroney
                                      -----------------------------------------
                                      Name: Maureen Maroney
                                      Title: Director


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                                                                              4


                                    COMMERZBANK AG, New York and Grand
                                    Cayman Branches,

                                    by /s/  Harry P. Yergey
                                      -----------------------------------------
                                      Name: Harry P. Yergey
                                      Title: Senior Vice President & Manager

                                    by /s/  Brian J. Campbell
                                      -----------------------------------------
                                      Name: Brian J. Campbell
                                      Title: Senior Vice President


                                    DAI-ICHI KANGYO BANK, LTD,

                                    by /s/  Yudesh Sohan
                                      -----------------------------------------
                                      Name: Yudesh Sohan
                                      Title: Credit Officer


                                    DRESDNER BANK AG, New York and Grand
                                    Cayman Branches,

                                    by /s/  Brian K. Schneider
                                      -----------------------------------------
                                      Name: Brian K. Schneider
                                      Title: Associate

                                    by /s/  Michael S. Greenberg
                                      -----------------------------------------
                                      Name: Michael S. Greenberg
                                      Title: Associate


                                    FIFTH THIRD BANK,

                                    by /s/  Christopher Motley
                                      -----------------------------------------
                                      Name: Christopher Motley
                                      Title: Assistant Vice President


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                                                                              5


                                    FIRST UNION NATIONAL BANK,

                                    by /s/  C. Brand Hosford
                                      -----------------------------------------
                                      Name: C. Brand Hosford
                                      Title: Vice President


                                    FLEET NATIONAL BANK,

                                    by /s/  William Weiss
                                      -----------------------------------------
                                      Name: William Weiss
                                      Title: Vice President


                                    LEHMAN COMMERCIAL PAPER INC.,

                                    by /s/  G. Andrew Keith
                                      -----------------------------------------
                                      Name: G. Andrew Keith
                                      Title: Authorized Signatory


                                    SUMITOMO MITSUI BANKING CORPORATION,

                                    by /s/  Leo Pagarigan
                                      -----------------------------------------
                                      Name: Leo Pagarigan
                                      Title: Vice President


                                    SUNTRUST BANK,

                                    by /s/  Thomas C. Palmer
                                      -----------------------------------------
                                      Name: Thomas C. Palmer
                                      Title: Managing Director


                                    THE BANK OF NEW YORK,

                                    by /s/  Cynthia L. Rogers
                                      -----------------------------------------
                                      Name: Cynthia L. Rogers
                                      Title: Vice President


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                                                                              6


                                    THE INDUSTRIAL BANK OF JAPAN, LIMITED,

                                    by /s/  James W. Masters
                                      -----------------------------------------
                                      Name: James W. Masters
                                      Title: Senior Vice President and Manager


                                    WACHOVIA BANK,

                                    by /s/  J. Timothy Toler
                                      -----------------------------------------
                                      Name: J. Timothy Toler
                                      Title: Senior Vice President


                                    WEST LB,

                                    by /s/  Lucie Guernsey
                                      -----------------------------------------
                                      Name: Lucie Guernsey
                                      Title: Director

                                    by /s/  Lisa Walker
                                      -----------------------------------------
                                      Name: Lisa Walker
                                      Title: Associate Director